2009 Citi Global Property CEO Conference
March 2-4, 2009

DISCLAIMER

       This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-
looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as
“expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.  Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.  Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2007 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.

COMPANY OVERVIEW

Balance Sheet Management

Continue to Manage Debt Maturities

Execute Capital Plan

Measured Development Spending

Complete Current Development Pipeline – 3 projects

$91 million total cost with approximately $48
million spent or incurred

73% Pre-leased or Committed

Delay significant work on Visible Shadow Pipeline
until appropriate pre-leasing is accomplished and
third party construction financing is in place

Internal Focus

Operational Efficiencies

Leasing and Tenant Retention

PRIMARY OBJECTIVES FOR THE COMPANY

Grocery Component, 43%
Unanchored, 11%
Commercial, 5%
Community and Power Centers, 41%

KRG NYSE

March 2009

Consumer Behavior

        Nationwide consumption levels have dropped, but a portion of the consumer’s behavior is derived from necessity.  Grocery-anchored centers and value-oriented retailers such as Target and Wal-Mart will continue to create shopping center traffic.

COMPANY OVERVIEW

(1)     Includes Projected Total GLA for properties in the Current Development/Redevelopment Pipeline.  Total GLA includes owned GLA, square footage attributable to non-owned outlot structures on land that the Company owns, and non-owned anchor space that currently exists or is under construction.

Property Type Allocation by Projected Total GLA 1

Information as of December 31, 2008

Southeast, 36%
South, 14%
Other, 6%
Midwest, 44%

March 2009

(1)     Total GLA includes owned GLA, square footage attributable to non-owned  outlot  structures on land that the Company owns and non-owned anchor space that currently exists or is under construction.

(2)     Includes Projected Total GLA for properties in the Current Development Pipeline and Redevelopment Pipeline.

Projected Total GLA Including Pipelines 1,2

GEOGRAPHIC DIVERSIFICATION

COMPANY OVERVIEW

Information as of December 31, 2008

Information as of December 31, 2008 except as noted

(1)

As of February 25, 2009.

(2)

In November 2008, Circuit City filed a petition for Chapter 11 bankruptcy protection. In January 2009, it announced that it was liquidating its operations. The tenant continues to occupy the space at three of our retail centers until it rejects our leases.

COMPANY OVERVIEW

STRONG TENANT DIVERSITY

% of Portfolio

S&P

Annualized Base Rent

Credit Rating

1

1

Lowe's Home Improvement

3.6%

A+

2

Publix

3.3%

n/a

3

PetSmart

2.8%

BB

4

Marsh Supermarkets

2.3%

n/a

5

Bed Bath & Beyond

2.2%

BBB

6

Circuit City

2

2.2%

n/a

7

Office Depot

1.9%

BB-

8

Staples

1.7%

BBB

9

Dick's Sporting Goods

1.7%

n/a

10

Ross Dress for Less

1.7%

BBB

Total

23.4%

Top 10 Retail Tenants by Base Rent

MANAGEMENT STRATEGY

Existing Vacancy

Operating retail portfolio is 91.2% leased

Less than 5% lease rollover in 2009

Operational Efficiencies

Leveraging bargaining power with national providers

Maintain class-A properties while managing to the CAM
caps

Controlling variable costs – insurance and real estate taxes

EMPHASIZING INTERNAL GROWTH

Information as of December 31, 2008

MANAGEMENT STRATEGY

CURRENT DEVELOPMENT PIPELINE

3 projects totaling $91M of total estimated cost

53% funded

Growth source for late 2009 and throughout 2010

Low current occupancy but 73% leased or committed

VISIBLE SHADOW PIPELINE

Two tests help determine when these projects move beyond
the pre-development stage:

Pre-leasing goals are met

Third-party construction financing is secured

Even if these conditions are met, we project a relatively small amount of capital to be spent on this pipeline in 2009

HOW WE VIEW DEVELOPMENT

Information as of December 31, 2008

Approximately $90 million of availability/liquidity at December 31, 2008

Extended or refinanced $131 million of 2008 and 2009 debt maturities

Closed $29 million construction loan on Eddy Street Commons at Notre
Dame

Disposition of unencumbered Silver Glen Crossing at 7.5% cap rate

Disposition of non-core Spring Mill Medical at 8.1% cap rate

Equity Issuance netting $47.8 million

SUCCESSFUL Q4 2008 TRANSACTION EXECUTION

ENHANCES CAPITAL AVAILABILITY

CAPITAL PLAN

Information as of December 31, 2008

MANAGING DEBT MATURITIES

AGGRESSIVE REFINANCING, SOLID EXECUTION

Only $48 million of CMBS debt maturing through 2011

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Information as of December 31, 2008

(1)

Amount due in 2009 consists of 8 loans with an average balance of $13.8 million.

(2)

Amount due in 2011 includes the outstanding balance of $105 million on our unsecured revolving credit facility, which has a one-year extension option.

As of

% of

As of

% of

9/30/08

Total

12/31/08

Total

2008

$18,740

3%

$0

0%

2009

1

$214,508

28%

$110,641

16%

2010

$13,470

2%

$66,132

9%

2011

2

$229,901

30%

$248,444

35%

2012

$39,014

5%

$38,905

6%

Thereafter

$241,695

32%

$236,263

34%

Total Maturities

$757,328

100%

$700,385

100%

DEVELOPMENT & REDEVELOPMENT PIPELINE

(1)

Includes owned GLA, plus square footage attributable to non-owned outlot structures and non-owned outlot anchor space.

(2)

Held in a joint venture entity

(3)

Percent Committed includes leases under negotiation for which the Company has signed non-binding letter of intent

(4)

The Company is the mater developer for this project and its share of Phase I estimated project costs is approximately $35 million.

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Information as of December 31, 2008

Project

MSA

Projected

Total GLA

1

% Leased /

Committed

3

Total Est. Cost

(000s)

Anchor Tenants

Cobblestone Plaza

2

Ft. Lauderdale, FL

163,600

80.3%

$47,000

Whole Foods Market, Staples,

Party City

South Elgin Commons I

Chicago, IL

45,000

100.0%

$9,200

LA Fitness

Eddy Street Commons I

4

South Bend, IN

465,000

58.4%

$35,000

Follette Bookstore, retail, office

673,600

72.9%

$91,200

Redevelopments

Shops at Eagle Creek

Naples, FL

72,271

$3,500

Staples

Rivers Edge Shopping Ctr

Indianapolis, IN

110,875

$2,500

Pending

Bolton Plaza

Jacksonville, FL

172,938

$2,000

Pending

Courthouse Shadows

Naples, FL

134,867

$2,500

Publix, Office Max

Four Corner Square

Seattle, WA

29,177

$500

Johnson Hardware, Walgreens

520,128

$11,000

Total Current Development Pipeline

Total Redevelopment Pipeline

VISIBLE SHADOW PIPELINE

(1)

Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.

(2)

Acquired in a joint venture with Prudential Real Estate Investors. KRG’s ownership interest will change to 20% upon commencement of construction

(3)

Held in a joint venture entity.

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Information as of December 31, 2008

Project

KRG %

Owned

MSA

Est. Total

GLA

1

Est. Total

Cost (000s)

1

Potential Tenancy

Unconsolidated:

Parkside Town Commons

2

40%

Raleigh, NC

1,500,000

$148,000

Frank Theatres, Discount Dept.

Stores, Jr. Boxes, Restaurants

        KRG Current Share

$59,200

Consolidated:

Delray Marketplace

3

50%

Delray Beach, FL

318,000

$100,000

Publix, Frank Theatres, Jr. Boxes,

Shops, Restaurants

Maple Valley

100%

Seattle, WA

126,823

$32,000

Hardware Store, Shops, Drug Store

Broadstone Station (Apex)

100%

Raleigh, NC

345,000

$25,600

Super Wal-Mart (non-owned), Jr.

Boxes, Shops, Pad sales

South Elgin Commons II

100%

Chicago, IL

263,000

$17,000

Jr. Boxes, SuperTarget (non-

owned)

New Hill Place I

100%

Raleigh, NC

364,000

$60,000

Target, Frank Theaters

1,416,823

$234,600

Total Consolidated Visible Shadow Pipeline

KITE REALTY GROUP

INDIANA TOLL ROAD / I-80 & 90
WARREN GOLF COURSE
DOUGLAS RD
BURKE GOLF COURSE
NOTRE DAME AVENUE
JOYCE CENTER
IRONWOOD RD
PERFORMING ARTS CENTER
ANGELA BOULEVARD
CENTER FOR MEDICAL EDUCATION
EDISON ROAD
NAPOLEON STREET
SOUTH BEND AVENUE - S.R. 23
EDDY STREET COMMONS
EDDY STREET

KRG NYSE

March 2009

DEVELOPMENT PIPELINE

A CASE STUDY IN RISK MITIGATION:  EDDY STREET COMMONS

DEVELOPMENT PIPELINE

A CASE STUDY IN RISK MITIGATION:  EDDY STREET COMMONS

$200 million mixed-use development next to the University of Notre Dame in South Bend, IN will be completed in phases

$35 million Phase I, which will include retail and office, is in the Current Development Pipeline.
Phase I will also include a $35 million multi-family component that will be developed and operated by a third party.

Three goals were set and accomplished before significant capital was spent:

The land was fully entitled with a planned unit development designation

Tax Increment Financing (TIF) and other municipal incentives totaling $35 million were funded

Final deal structure with the University of Notre Dame was completed and Kite acquired and ground leased separate parcels

Joint venture arrangements for multi-family and hotel components will be utilized to mitigate risk and maximize expertise of the partners

Additional land for residential units can be acquired from the University at our discretion and will be based solely on residential market demand

Information as of December 31, 2008

KITE REALTY GROUP

EDISON/ANGELA BOULEVARD
APARTMENTS OVER RETAIL
CONDOMINIUMS OVER FULL SERVICE HOTEL
LIMITED SERVICE HOTEL
CITY HOMES
OFFICE OVER RETAIL
DUEY STREET
PARKING GARAGE
EDDY STREET
BURNS STREET
CITY HOMES
APARTMENTS OVER RETAIL
CONDOMINIUMS
FLATS
NAPOLEON STREET
COURTYARD TOWN HOMES

KRG NYSE

March 2009

DEVELOPMENT PIPELINE

A CASE STUDY IN RISK MITIGATION:  EDDY STREET COMMONS

Phase I – Retail, Office, Multi-family, Parking Garage

STRONG DEMOGRAPHICS

OUR MARKETS ARE NOT DEPENDENT ON POPULATION GROWTH

Source:  Applied Geographic Solutions

$83,663

$83,010

Average HH Income

$77,213

$78,061

Average HH Income

2.2%

2.3%

Projected Annual Growth

1.8%

2.0%

Projected Annual Growth

126,226

49,193

2012 Est. Population

140,420

55,845

2012 Est. Population

113,673

44,097

2007 Est. Population

128,583

50,846

2007 Est. Population

5 Mile

3 Mile

Development Pipeline

5 Mile

3 Mile

Operating Portfolio

Radius

Radius

Operating Portfolio vs. Development Pipeline

Portfolio Demographic Comparison

COMMITTED MANAGEMENT

Senior management and Chairman Emeritus own approximately 20 percent of the Company and have acquired over 400,000 shares and
800,000 units since the IPO at a cost of approximately $21 million

0.2%

9 years

EVP & CFO

Dan Sink

19.6%

6.3%

18 years

Chairman & CEO

John Kite

3.6%

14 years

President & COO

Tom McGowan

9.5%

48 years

Chairman Emeritus

Al Kite 2

Ownership 1

Tenure with

Company

(1)

As of February 18, 2009, and includes units of Operating Partnership.

(2)

As Chairman Emeritus, Mr. Kite does not have day-to-day management responsibilities at the Company.

OPERATING METRICS

For the Twelve Months Ended December 31, 2008

2.7x

2.5x

Fixed Charge Coverage 2

10.8%

5.7%

G&A / Revenue from Rental
Properties

93.4%

91.7%

Portfolio % Leased

70.4%

70.3%

FFO Payout %

68.9%

70.6%

NOI / Revenue

Selected

Peer Group

Average 1

KRG

(1)

     Peer Group consists of KIM, DDR, AKR, REG and RPT.

(2)

     Defined as EBITDA divided by Interest Expense plus Preferred Dividends.

CORPORATE PROFILE

       Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust engaged primarily in the ownership, operation, management, leasing, acquisition, construction, expansion, and development of high quality neighborhood and community shopping centers in selected growth markets in the United States.
The Company owns interests in a portfolio of operating retail properties, retail properties under development, operating commercial properties, a related parking garage, commercial property under development and parcels of land that may be used for future development of retail or commercial properties.

       Our strategy is to maximize the cash flow of its operating properties, successfully complete the construction and lease-up of the development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. A significant volume of growth opportunity is sourced through the extensive network of tenant, corporate and institutional relationships that have been established over the last four decades. Current investments are focused in the development and acquisition of high quality, well located shopping centers.

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